SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                               (Amendment No. 1)

(X)      Filed by the Registrant
(  )     Filed by a Party other than the Registrant

         Check the appropriate box:

(X)      Preliminary Proxy Statement        (  )  Confidential, for Use of the
                                                  Commission Only (as permitted
(  )     Definitive Proxy Statement               by Rule 14 a-6(E)(2))
(  )     Definitive Additional Materials
(  )     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             The Care Group, Inc.
- ------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

 ...............................................................................

2)  Aggregate number of securities to which transaction applies:

 ...............................................................................

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

 ..............................................................................
4)  Proposed maximum aggregate value of transaction:

 ..............................................................................

5)  Total fee paid:

 ..............................................................................
1 Set forth the amount on which the filing fee is calculated and state how it was determined

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1)  Amount Previously Paid:

 .............................................................................

 2)  Form, Schedule or Registration Statement No.:

 .............................................................................

 3)  Filing Party:

 .............................................................................

 4)  Date Filed:

 .............................................................................

                             THE CARE GROUP, INC.
                           1 Hollow Lane, Suite 110
                            Lake Success, NY 11042

             -----------------------------------------------------


                      AMENDED NOTICE OF ANNUAL MEETING OF
                       STOCKHOLDERS AND PROXY STATEMENT
             -----------------------------------------------------


      The Annual Meeting of Stockholders of The Care Group, Inc. (the "Company") was originally scheduled to be held on July 8, 1996. The Company subsequently elected to postpone the July 8, 1996 Annual Meeting of Stockholders until certain actions requiring stockholder approval were finalized. Therefore, the Annual Meeting of Stockholders of the Company will be held on October 4, 1996 at 10:00 A.M., local time, at the Inter-Continental Hotel, 111 East 48th Street, New York, New York 10017, phone number (212) 755-5900, for the following purposes, all as more fully described in the accompanying Proxy Statement:

(1) To elect two (2) Class III directors of the Company for a period of three years;

(2) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending December 31, 1996;

(3) To approve an amendment to the Company's Certificate of Incorporation to increase the total number of shares of Common Stock authorized from 20,000,000 to 30,000,000 and the total number of shares of Preferred Stock authorized from 1,000,000 to 2,000,000;

(4) To approve a private placement (the "Private Placement") of the sale of 58 Units of the Company's securities for a purchase price equal to $50,000 per Unit. Each Unit shall consist of 40,000 shares of the Company's Common Stock and 40,000 Common Stock Purchase Warrants, exercisable for an aggregate of 40,000 shares of Common Stock. In the aggregate, up to a maximum of 4,640,000 shares of the Company's Common Stock may be issued in connection with the Private Placement. On August 14, 1996 the Company consummated the sale of 42 Units. No shareholder approval was required for the sale of 42 units.

(5)  To approve the 1996 Stock Option Plan.

      The Board of Directors has fixed the close of business on September 5, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

                               By order of the Board of Directors:


                               Randolph J. Mittasch
                               Secretary and Treasurer
New York, New York
September 6, 1996

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                             THE CARE GROUP, INC.
                           1 Hollow Lane, Suite 110
                            Lake Success, NY 11042

             -----------------------------------------------------


                            AMENDED PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 4, 1996

             -----------------------------------------------------



                                 INTRODUCTION

         This Proxy Statement is furnished to the stockholders of The Care Group, Inc., a Delaware corporation (the "Company"), in connection with a solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on October 4, 1996 at 10:00 A.M., local time, at the Inter-Continental Hotel, 111 East 48th Street, New York, New York 10017, phone number (212) 755-5900, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement is first being mailed to the Company's stockholders on or about September 6, 1996.

         Only stockholders of record at the close of business on September 5, 1996 will be entitled to notice of and to vote at the Annual Meeting. As of September 5, 1996 the outstanding voting securities of the Company consisted of 10,277,053 shares of common stock, $.001 par value per share (the "Common Stock"), each share of Common Stock being entitled to one vote with respect to each of the proposals to be voted at the Annual Meeting. To transact any business at the Annual Meeting, a quorum (a majority of the total number of outstanding shares of Common Stock entitled to be voted thereat) must be present or represented by proxy.

         Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by either (i) giving written notice to the Company bearing a later date than the proxy, (ii) by submission of a later dated proxy, or (iii) by voting in person at the Annual Meeting. The shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with any specification made thereon, and if no specification is made thereon will be voted (i) FOR the election of the nominees for directors named herein, (ii) FOR the ratification of the selection by the Company's Board of Directors of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 1996, (iii) FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the total number of shares of Common Stock authorized from 20,000,000 to 30,000,000 and to increase the total number of shares of Preferred Stock authorized from 1,000,000 to 2,000,000, (iv) FOR the approval of a private placement (the "Private Placement") of 58 Units of the Company's securities, which, on an as converted basis, may result in the issuance of an aggregate of 4,640,000 shares of the Company's Common Stock, and (v) FOR the approval of the 1996 Stock Option Plan.

         The Company's officers and directors hold 31.50% of the total number of shares of Common Stock that are entitled to vote at the Annual Meeting. The officers and directors intend to vote their shares FOR each proposal set forth in this proxy statement.

                             AVAILABLE INFORMATION



         The Care Group is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and, accordingly, files reports, proxy statements and other information with the Securities Exchange Commission ("SEC"). Such reports, proxy statements and other information filed with the SEC are available for inspection and copying at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and at Seven World Trade Center, New York, New York 10048. Copies of such documents may also be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into three classes. Class I, Class II and Class III each consists of two directors. The directors designated as Class III are to be elected at the Annual Meeting and shall serve until the annual meeting in 1999 and until their respective successors shall have been elected and shall qualify. The directors designated as Class I and II (who are not to be elected at the Annual Meeting), shall serve until the Annual Meetings in 1998 and 1997, respectively, and thereafter until his or her successor shall have been elected and shall qualify.

         In order to be elected as a member of the Board of Directors, a nominee must receive a plurality of the outstanding votes present in person or represented by proxy at the Annual Meeting (abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote).

         Set forth on the following page is the name and age of each of the nominees, John Pappajohn and Pat H. Celli, their respective positions with the Company, if any, and their respective principal occupations at present and during the past five years. Following the Annual Meeting, Dr. Alex Maurillo will no longer be a director of the Company. The term of the nominees will expire upon the election and qualification of the new directors at the Annual Meeting to be held during 1999. The nominees have advised the Company that they will serve if elected. The persons named in the enclosed proxy intend, unless such authority is withheld, to vote for the election as directors of the nominees named below. The Company does not expect that the nominees will be unavailable for election, but if that should occur before the Annual Meeting, the proxies will be voted for a substitute nominee who will be recommended by the Board of Directors.

         During 1995, there were a total of five (5) meetings of the Board of Directors. The Board of Directors has an Audit Committee presently consisting of John Pappajohn and Dr. Derace Lan Schaffer. During 1995, the Audit Committee consisted of Messrs. Mittasch, Lynch and Dr. Alex Maurillo. The purpose of the Audit Committee is to review the Company's financial condition and the qualifications of the Company's independent accountants to serve as auditors. During 1995, there were a total of two (2) meetings of the Audit Committee. The Board of Directors has a Compensation Committee presently consisting of John Pappajohn and Dr. Derace Lan Schaffer. The Compensation Committee was established in August 1996, therefore there were no meetings of the Compensation Committee during 1995. The purpose of the Compensation Committee is to set the compensation for the Company's executive officers and to administer the 1996 Stock Option Plan.

THE BOARD RECOMMENDS THE ELECTION OF JOHN PAPPAJOHN AND PAT H. CELLI.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is certain information relating to the current directors and executive officers of the Company.

         NAME                                   Position with the Company
Class I Directors
     Ann T. Mittasch               Chairman of the Board
     Randolph J. Mittasch          Secretary/Treasurer, Director
Class II Directors
     Richard G. Jung               President, Chief Executive Officer, Director
     Dr. Derace Lan Schaffer (1)   Director
Class III Directors
     Dr. Alex Maurillo             Director
     John Pappajohn (1)            Director
Other Executive Officer
     Pat H. Celli                  Chief Financial Officer, Assistant Secretary
                                   and Assistant Treasurer

- -------------------------

(1)      Member of the Audit and Compensation Committees.


Richard G. Jung, President, Chief Executive Officer and Director: (Age 33):
Mr. Jung has been President and Chief Executive Officer of the Company since August 1996. Mr. Jung was named to the Board of Directors in August 1996 pursuant to the terms of the Private Placement. Prior to joining the Company Mr. Jung has held a number of positions with US Healthcare, a nationwide healthcare provider, including regional vice president and district manager of the Pittsburgh, Pennsylvania region from May 1994 to June 1996, District New Business Sales Manager from 1989 to May 1994 and Account Executive from 1987 to 1989.

Ann T. Mittasch, Chairman of the Board of Directors: (Age 65): Ms. Mittasch has been Chairman of the Company since 1984 and was President and Chief Executive Officer of the Company from 1984 through August, 1996. Prior to 1984, Ms. Mittasch served as President and then Chairman of Superior Care, Inc. (predecessor to Lifetime Corporation), a national home care corporation whose securities traded on the New York Stock Exchange, Inc. Ms. Mittasch is the mother of Randolph J. Mittasch, Secretary/Treasurer and a director of the Company.

Randolph J. Mittasch, Secretary/Treasurer and Director: (Age 34): Mr. Mittasch has been Secretary/Treasurer of the Company since February, 1989 and has been a director of the Company since 1985. From 1988 to February, 1992, he was employed by the American Stock Exchange, Inc. as a Senior Accountant. Mr. Mittasch received an MBA from Adelphi University in 1987 and in 1989 became a Certified Public Accountant. Mr. Mittasch is the son of Ann T. Mittasch, Chairman of the Board of the Company.

Dr. Derace Lan Schaffer, Director: (Age 49): Dr. Schaffer was named to the Board of Directors in August 1996 pursuant to the terms of the Private Placement. Dr. Schaffer, a practicing radiologist, has served as Chairman of the Board and President of the Ide Group, a medical group, since 1980, and as

President of The Lan Group, a health care and biomedical consulting company, since 1990. Dr. Schaffer also serves as a director of various other privately held health care related organizations.


Dr. Alex Maurillo, Director: (Age 67): Dr. Maurillo has been a General Surgeon at St. Clares Hospital since 1962. He is currently on the Board of Directors of the Central Labor Council of New York City and a Medical Coordinator of the Workman's Compensation Board & Self Insurance Fund of the Local 3 of the Electrical Union of New York. Dr. Maurillo has been a director of the Company since 1992 and is not an officer of the Company.


John Pappajohn, Director: (Age 67): Mr. Pappajohn was named to the Board of Directors in August 1996 pursuant to the terms of the Private Placement. Since 1969, Mr. Pappajohn has been the sole owner of Pappajohn Capital Resources, a venture capital firm, and President of Equity Dynamics, Inc., a financial consulting firm in Des Moines, Iowa. Mr. Pappajohn serves as a director of the following public companies: CORE, Inc., Drug Screening Systems, Inc., Fuisz Technologies Ltd., OncorMed, Inc., PACE Health Management Systems, Inc., and United Systems Technologies, Inc.

Pat H. Celli, Assistant Treasurer, Assistant Secretary and Chief Financial
Officer: (Age 43): Mr. Celli has been Chief Financial Officer of the Company since October 1990. From 1985 to September 1990, Mr. Celli was employed as President of Alternative Health Care Systems, Inc., a health care holding company that owned physician clinics, a health insurance company and a health maintenance organization. Prior to that, Mr. Celli was employed as a Certified Public Accountant with Touche Ross & Co.

                     SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned (calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) as of September 5, 1996 or by (i) owners of more than 5% of the Company's outstanding Common Stock, (ii) all directors and director nominees of the Company, (iii) the named executive officers referred to in the "Executive Compensation" section of this proxy statement and (iv) all officers and directors of the Company as a group:

                                                                      Number of
                                                                        Shares
                                                                     Beneficially            Percentage of
Name of Beneficial Owner                                                 Owned               Total Shares
- ------------------------                                                 -----                ------------
Ann T. Mittasch (1)                                                     1,460,200                13.83%
1 Hollow Lane
Lake Success, NY  11042

John Pappajohn(2)                                                       1,180,000                10.76%
2116 Financial Center
Des Moines, IA  50309

Edgewater Private                                                         820,000                 7.67%
Equity Fund II, L.P. (3)
666 Grand Avenue, Suite 200
Des Moines, IA  50309

Randolph J. Mittasch (4)                                                  258,500                 2.49%

Dr. Derace Lan Schaffer                                                       -0-                 -0-

Dr. Alex Maurillo (5)                                                       2,000                  *

Richard G. Jung (6)                                                        60,000                  *

Pat H. Celli (7)                                                          117,500                 1.13%

All officers and directors as a group (total of 7 persons) (8)          3,758,200                31.50%



* Less than 1%


- ---------


(1) Ms. Mittasch, Chairman and President of the Company, directly owns 933,200 shares of Common Stock for her own account and may be deemed to beneficially own an additional 245,000 shares of Common Stock subject to a voting trust (the "Voting Trust") expiring February 27, 1999 of which she is the sole voting trustee with respect to 140,000 shares of Common Stock directly owned by Randolph J. Mittasch, and an additional 140,000 shares directly owned by four other persons. Ms. Mittasch also holds options totaling 282,000 shares with an average exercise price of $1.96 that expire on February 27, 1999.


(2) John Pappajohn, a director of the Company, directly owns 490,000 shares of Common Stock and holds warrants to purchase an aggregate of 490,000 shares of Common Stock at an exercise price of $2.50 per share of Common Stock. Equity Dynamics, Inc., a company wholly owned by Mr. Pappajohn, holds warrants to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $2.50 per share of Common Stock and options to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $1.25 per share of Common Stock.

(3) Edgewater Private Equity Fund II, L.P. directly owns 410,000 shares of Common Stock and holds warrants to purchase an aggregate of 410,000 shares of Common Stock at an exercise price of $2.50 per share of Common Stock.

(4) Randolph J. Mittasch, Secretary/Treasurer and a director of the Company, directly owns 161,000 shares of Common Stock, 140,000 of which shares are subject to the Voting Trust. Mr. Mittasch also holds options expiring February 27, 1999 to acquire 97,500 shares of Common Stock at an exercise price of $1.77. Randolph J. Mittasch disclaims beneficial ownership of the shares of Common Stock owned by Ann T. Mittasch, except for his 140,000 shares that are subject to the Voting Trust.

(5) Dr. Alex Maurillo has options expiring February 27, 1999 to acquire 2,000 shares of Common Stock at an exercise price of $2.07.

(6) Richard G. Jung has options expiring on December 31, 2005 to acquire 60,000 shares of Common Stock at an exercise price of $2.31.

(7) Pat H. Celli, Chief Financial Officer of the Company, directly owns 4,500 shares of Common Stock for his own account. Mr. Celli has options expiring February 27, 1999 to acquire 113,000 shares of Common Stock at an average exercise price of $1.77.

(8) Includes options and warrants held by all officers and directors of the Company to acquire a total of 1,244,500 shares of Common Stock.


              Compliance with Section 16 (a) of the Exchange Act

         C G Holdings of New York, Inc., Jordan Belfort and Daniel Porush, filing as a group, who were beneficial owners of more than 10% of the Common Stock of the Company, filed one late report on Form 4 in October, 1995 covering 12 sale transactions that occurred in August and September, 1995 (this last report was an "exit" report), and failed to file one report on Form 4 with respect to one sale transaction that occurred in March 1995.

Certain Relationships and Related Transactions

                  On August 1, 1996 the Company entered into a consulting agreement (the "Consulting Agreement") with Equity Dynamics, Inc. whereby Equity Dynamics, Inc. will provide the Company with certain management and financial consulting services. Under the Consulting Agreement, the Company shall pay Equity Dynamics, Inc. $50,000 a year for two years. The Company shall also grant Equity Dynamics, Inc. (i) an option to purchase 100,000 shares of Common Stock of the Company at an exercise price of $1.25 per share vesting on the date of grant and (ii) stock purchase warrants to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $2.50 per share. John Pappajohn, a director of the Company, is the President and sole owner of Equity Dynamics, Inc.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION


         The following table contains information with respect to the compensation earned by the Company's Chief Executive Officer and the two other most highly compensated executive officers of the Company whose compensation exceeded $100,000 for the 1995 fiscal year for services rendered in all capacities to the Company and its subsidiaries, for each of the last three fiscal years. The listed individuals shall be hereinafter referred to as the "Named Executive Officers."


                        SUMMARY COMPENSATION TABLE




                                                                                           Annual               Long Term
                                                                                        Compensation      Compensation Awards
                                                                                        ------------      -------------------

                                                                                                              Securities Underlying
                          Name and Principal Position                    Year        Salary ($)   Bonus ($)     Options/SARs (#)
- --------------------------------------------------------------------- -----------  -----------  ------------   -------------------

Ann T. Mittasch                                                          1995      $  227,559    $    -0-          295,000 (2)
         Chairman of the Board, President, Chief Executive Officer       1994         197,877       7,630              -0-
                                                                         1993         172,154       3,317           40,000

Pat H. Celli                                                             1995      $  127,300    $  2,500          170,000 (2)
         Chief Financial Officer, Assistant Secretary & Assistant        1994         107,808       5,750              -0-
         Treasurer                                                       1993          95,000       1,827           30,000

Anthony J. Esposito, Jr. (1)                                             1995      $  122,430    $    -0-              -0-
         V.P. of Company's Subsidiaries                                  1994         122,430       1,500              -0-
                                                                         1993         116,048       2,354              -0-

- ---------

(1) Anthony J. Esposito, Jr. resigned in all capacities from the Company on February 9, 1996.

(2) 60,000 of these shares consist of a regrant of previously outstanding options.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table shows, with respect to the Named Executive Officers of the Company, certain information concerning the grant of stock options in fiscal year 1995. No stock appreciation rights were granted to these individuals during fiscal year 1995.


                                                                                                Potential Realizable Value at
                                                                                                 Assumed Annual Rates of Stock
                                                 Individual Grants                            Price Appreciation for Option Term(3)


                               Number of             % of Total
                              Securities           Options Granted
                              Underlying            to Employees       Exercise Price    Expiration
Name                      Options Granted (1)      in Fiscal Year       Per Share (2)        Date             5%($)         10%($)
- ----                     ---------------------  -------------------- ------------------ ---------------  ------------  -----------

Ann T. Mittasch              295,000 (4)                45%                 $2.75          2/27/99        $118,000       $249,000

Pat H. Celli                 170,000 (4)                21%                  2.75          2/27/99          55,000       117,000

Anthony J. Esposito               -0-                   -0-                 -0-                              -0-           -0-

- ---------

(1) Options are immediately exercisable subject to repurchase and all shares are fully vested at the time of grant.

(2)  The exercise price may be paid only in cash.

(3) There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the 5% or 10% assumed annual rates of compounded stock price appreciation or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grant made to the Named Executive Officer.

(4) 60,000 of these shares consist of a regrant of previously outstanding options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following tables set forth certain information with respect to the Named Executive Officers regarding stock option holdings as of December 31, 1995. No stock appreciation rights were granted to any Named Executive Officer during the 1995 fiscal year.



                                                                                          Number of               Value of
                                                                                         Securities              Unexercised
                                                                                         Underlying              In-the-Money
                                                                                     Unexercised Options           Options at
                                                                                   at Fiscal Year-End (#)      Fiscal Year-End ($)

                                      Shares Acquired on             Value              Exercisable/              Exercisable/
Name                                     Exercise (#)           Realized ($)(1)       Unexercisable (2)       Unexercisable (3)
- ----                                  --------------------  ---------------------  ---------------------- ----------------------

Ann T. Mittasch                            85,500                 $235,000               282,000/-0-                       $ -0-
       President, Chief Executive
       Officer

Pat H. Celli                               45,000                 $ 95,000               113,000/-0-                       $ -0-
       Chief Financial Officer,
       Assistant Secretary &
       Assistant Secretary

Anthony J. Esposito, Jr.                      -0-                    -0-                       -0-                         -0-
       V.P. of Company's
       Subsidiaries

- ---------

(1) Equal to the fair market value of the purchased shares on the option exercise date less the exercise price paid for those shares.
(2) All stock options are immediately exercisable for fully vested shares upon the date of grant.
(3) Based on the fair market value of the shares at the end of the 1995 fiscal year ($1.94 per share) less the option exercise price payable for those shares.

                        TEN YEAR STOCK OPTION REPRICING




                                                                    No. of Options     Market Price of    Exercise Price at
                                                                       that were      Stock at Time of         time of
           Name                     Title               Date           Repriced           Repricing           Repricing
- --------------------------  ---------------------  --------------  ----------------  ------------------  ------------------

Ann T. Mittasch             President                 08/21/95               60,000               $3.75               $5.88

Ann T. Mittasch             President                 10/13/95               60,000                2.75                3.75

Ann T. Mittasch             President                 10/13/95              175,000                2.75                3.75

Ann T. Mittasch             President                 03/05/93              227,000                2.38                4.13

Pat H. Celli                Chief Financial           08/21/95               60,000                3.75                4.75
                            Officer

Pat H. Celli                Chief Financial           10/13/95               60,000                2.75                3.75
                            Officer

Pat H. Celli                Chief Financial           10/13/95               50,000                2.75                3.75
                            Officer

Pat H. Celli                Chief Financial           03/05/93               80,000                2.38                4.13
                            Officer

Randolph J. Mittasch        Secretary and             08/21/95               25,000                3.75                6.00
                            Treasurer

Randolph J. Mittasch        Secretary and             10/13/95               25,000                2.75                3.75
                            Treasurer

Randolph J. Mittasch        Secretary and             10/13/95               50,000                2.75                3.75
                            Treasurer

Randolph J. Mittasch        Secretary and             03/05/93               22,500                2.38                4.13
                            Treasurer

Gilda G. Schechter          Executive Vice            03/05/93               45,000                2.38                4.13
                            President



(The following table has been restubbed from above)



                                                        Length of Original Term
                                 New Exercise            Remaining at Date of
           Name                      Price               Repricing or Amendment
- ----------------------       --------------------       ------------------------

Ann T. Mittasch                      $3.75                 3 years, 6 months

Ann T. Mittasch                       2.75                 3 years, 4 months

Ann T. Mittasch                       2.75                 3 years, 4 months

Ann T. Mittasch                       2.38                      6 years

Pat H. Celli                          3.75                 3 years, 6 months


Pat H. Celli                          2.75                 3 years, 4 months


Pat H. Celli                          2.75                 3 years, 4 months


Pat H. Celli                          2.38                      6 years


Randolph J. Mittasch                  3.75                 3 years, 6 months


Randolph J. Mittasch                  2.75                 3 years, 4 months


Randolph J. Mittasch                  2.75                  3 Yrs. 4 months





Randolph J. Mittasch                  2.38                      6 years


Gilda G. Schechter                    2.38                      6 years

                                    COMPANY'S REASON FOR STOCK OPTION REPRICING

         The Company repriced its stock options for employees and officers in order to provide an incentive to improve the performance of the Company using the current market price of the Common Stock as a base. All options that have been repriced were repriced from an "out of the money" exercise price to an "at the money" exercise price at the time of repricing. In addition, the repricing was based on management's attainment of certain milestones, such as increased profitability and expansion of the Company's operations during the first quarter of 1993, and the Company's successful entrance into certain managed care contracts and the establishment of its subsidiary, Mail Order Meds, Inc., during 1995. Submitted by the Company's Board of Directors reporting on the actions of the Board of Directors of the Company as composed at the time of the aforementioned action.

BOARD OF DIRECTORS

Ann T. Mittasch               Dr. Alex Maurillo         John Pappajohn
Richard G. Jung               Randolph J. Mittasch      Dr. Derace Lan Schaffer





                               PERFORMANCE GRAPH

         The Securities and Exchange Commission requires that the Company include in this proxy statement a line-graph presentation comparing cumulative, five year stockholder returns on an indexed basis with a broad equity market index and a published industry or line of business index, or an index of peer companies selected by the Company. The Board of Directors has approved the use of the Wilshire Index as the broad equity market index and a group of peer companies selected by the Company.1 The table below compares the cumulative total return as of the end of each of the Company's last five fiscal years on $100 invested as of December 31, 1990 in the Common Stock of the Company, the peer group and the Wilshire 5000 index assuming the reinvestment of all dividends (the Company has not paid any dividends):

The Care Group, Inc.
Five Year Cumulative Returns
                                   1990              1991             1992
                              ----------------- ------------------ ----------
PEER GROUP                         $100              $276              $359
CARE GROUP                          100               127                60
WILSHIRE 5000                       100               134               146

The Care Group, Inc.
Five Year Cumulative Returns
                                   1993              1994             1995
                              ----------------- ------------------ ----------
PEER GROUP                         $393              $485             $452

- --------
1 The members of the peer group, all of which engage in the home care and/or infusion business, include: American Med Technologies, Amserv Healthcare, Inc., Coram Healthcare Corp., Health Management, Health Professionals, Inc., Hospital Staffing Services, Inc., In Home Health, Inc., Maxicare Health Plans, Medical Innovations, Inc., Mid Atlantic Medial Services, Olsten Corp., Quantum Health Resources, Inc.

CARE GROUP                          63               75               35
WILSHIRE 5000                      163              163              222


401 (K) Plan

         In 1992, the Company adopted a defined contribution plan under section 401(k) of the Internal Revenue Code of 1986, as amended, to begin operation in 1993. A substantial portion of the employees of the Company and its subsidiaries are entitled to participate in this plan. The Company currently has no other deferred compensation plans. Except as described herein, the Company has no current plans relating to bonuses and awards that may be granted to management, although the Company reserves the right in the future to grant such other bonuses or awards.

Employment Agreements



         Ann T. Mittasch, former President and Chief Executive Officer of the Company, entered into an employment agreement with the Company on January 1, 1992 (the "1992 Agreement"). The 1992 Agreement was amended and replaced by an employment agreement with the Company dated January 1, 1996 (the "1996 Agreement"). The 1996 Agreement was amended and replaced by an agreement between Ms. Mittasch and the Company whereby Ms. Mittasch shall serve as Chairman of the Company (the "Chairman Agreement"). Under the Chairman Agreement, Ms. Mittasch shall serve as Chairman of the Company until December 31, 2000. Ms. Mittasch will receive base compensation of $250,000 per year for her services as Chairman and an annual bonus not to exceed $50,000 per year. Under the Chairman Agreement, the Company shall lease an automobile for Ms. Mittasch, provided that said lease payments shall not exceed $18,000 per year.

         Randolph J. Mittasch, Secretary and Treasurer of the Company, entered into an employment agreement with the Company on January 1, 1996 (the "RJM Agreement"). Under the RJM Agreement, Mr. Mittasch shall serve as Secretary and Treasurer of the Company for a period of five years, commencing on January 1, 1996 and ending on December 31, 2000 with base compensation of $90,000 for the fiscal year of 1996 increasing annually to $130,000 for the fiscal year of 2000. Mr. Mittasch shall receive options to purchase shares of Common Stock at the exercise price of two dollars ($2.00) per share within 120 days following the end of each fiscal year of the Company based upon the Company's net income. Under the RJM Agreement, the Company shall lease an automobile for Mr. Mittasch, provided that said lease payments shall not exceed $10,000 per year.

         Pat H. Celli, Chief Financial Officer of the Company, entered into an employment agreement with the Company on January 1, 1996 (the "PHC Agreement"). Under the PHC Agreement, Mr. Celli shall serve as Chief Financial Officer of the Company for a period of five years, commencing on January 1, 1996 and ending on December 31, 2000 with base compensation of $130,000 for the fiscal year of 1996 increasing annually to $190,333 for the fiscal year of 2000. Mr. Celli shall receive options to purchase shares of Common Stock at the exercise price of two dollars ($2.00) per share within 120 days following the end of each fiscal year of the Company based upon the Company's net income. Under the PHC Agreement, the Company shall lease an automobile for Mr. Celli, provided that said lease payments shall not exceed $10,000 per year.

Director Compensation

     Richard G. Jung and Randolph J. Mittasch, each serving as both director and officer of the Company, do not receive additional compensation for serving as directors. Pat H. Celli, who serves as an officer of the Company, will not receive any additional compensation for serving as a director if elected. Dr. Alex Maurillo, Dr. Derace Lan Schaffer and John Pappajohn, who are the Company's three independent directors, each receive $250 for each Board of Directors meeting they attend as compensation for serving as directors. Ann T. Mittasch receives compensation for her services as Chairman of the Board of Directors. See "Employment Agreements."

1990, 1991, 1993 and 1995 Stock Option Plans

         The Company's currently operative Stock Option Plans consist of the 1990 Stock Option Plan (the "1990 Plan"), the 1991 Stock Option Plan (the "1991 Plan") and the 1993 Stock Option Plan (the "1993 Plan") and the 1995 Stock Option Plan (the "1995 Plan"), (the 1990 Plan, the 1991 Plan, the 1993 Plan and the 1995 Plan are sometimes collectively referred to herein as the "Plans"). Under the Plans, a total of 2,025,000 shares of Common Stock have been reserved for issuance to officers, directors, key employees and consultants who are not employees of the Company. As of December 31, 1995, options to purchase a total of 23,000 shares and 1,168,000 shares were granted under the 1990 Plan and the 1991,1993 and 1995 Plans, respectively, of which 490,000 shares were exercised. The options granted under the 1990 Plan on the one hand, and the 1991,1993 and 1995 Plans on the other hand, as of December 31, 1995 are exercisable at an average exercise price of $5.17 and $2.93, respectively (although such terms are subject to modification by the Board of Directors). Each Plan operates similarly. All Plans permit the issuance of both options that qualify for treatment as "incentive stock options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986 ("Section 422") and non-statutory options.


1991 Stock Incentive Plan

         Effective July 1, 1991, the Company established the 1991 Stock Incentive Plan (the "Stock Plan") pursuant to which the Board of Directors may from time to time award up to 50,000 shares of Common Stock under the Stock Plan.

         As of December 31, 1995, the Company issued a total of 4,350 shares of Common Stock under the Stock Plan to 18 employees of the Company in consideration for their services to the Company.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Decisions on compensation of the Company's executives in the fiscal year of 1995 are generally made by the Board of Directors in accordance with the General Corporation Law of the State of Delaware. The Board of Directors did not have a separate compensation committee during the fiscal year of 1995. During the fiscal year of 1995, Ann T. Mittasch, Gilda G. Schechter and Randolph J. Mittasch, were both members of the Board of Directors and officers and employees of the Company. Ms. Mittasch, Ms. Schechter and Mr. Mittasch did not participate in any discussions or decisions of the Board regarding their salary, bonus or option grants received by them during the fiscal year of 1995. On August 23, 1996 the Board of Directors established a Compensation Committee consisting of two non-employee directors, John Pappajohn and Dr. Derace Lan Schaffer.

                      BOARD COMPENSATION COMMITTEE REPORT

Compensation Policies Toward Executive Officers

         The Board of Directors' compensation policies are designed to provide competitive levels of compensation that relate to the Company's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives.

         Target levels of the executive officers' overall compensation are intended to be consistent with others in the Company's peer group in the home healthcare and healthcare services industry. The Company generally targets the low to mid-range of compensation paid by the peer group companies for comparison, although the Company reserves the right to change policies based on the Company's growth or performance. As a result of the implementation of these policies, the Company's executives may be paid more or less than the executives of the Company's competitors in any particular year.

         The Board of Directors also believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Thus, the Board of Directors has also increasingly utilized the grant of stock options in the Company's compensation package for its executive officers.

     During the fiscal year of 1995 the whole Board of Directors acted as the Compensation Committee. On August 23, 1996 the Board of Directors established a Compensation Committee consisting of two non-employee directors, John Pappajohn and Dr. Derace Lan Schaffer. See "Executive Compensation-Compensation Committee Interlocks and Insider Participation."


Fiscal 1995 Bonus Awards

         Executive performance bonus opportunities are based on objective and subjective performance criteria such as contribution to the Company's revenue and the potential for long-term expansion and growth in revenues and earnings (of which there can be no assurance). Performance criteria vary each year depending on the Company's changing and evolving issues, challenges and goals. Performance criteria can include consummation of proposed transactions, successful completion of financing, increases in revenues and earnings and attainment of other goals such as commencement of new subsidiaries or areas of business.

Ann T. Mittasch Fiscal 1995 Compensation

         Regulations of the Securities and Exchange Commission require the Board of Directors to disclose the Board's basis for compensation reported for Ann T. Mittasch in fiscal year of 1995 and to discuss the relationship between the Company's performance during the last fiscal year and Ms. Mittasch's compensation. Ms. Mittasch's base salary was based on an employment agreement entered into with the Company in February, 1992. The options granted and the option price regrants to Ms. Mittasch were based on her successful efforts to establish and expand the Company's subsidiary, Mail Order Meds, her successful efforts at maintaining the profitability of the Company in fiscal year of 1995 and her leading the Company into various arrangements with managed care companies. Submitted by the Company's Board of Directors reporting on the actions of the Board of Directors of the Company, as composed at the time of the aforementioned action.

BOARD OF DIRECTORS

Ann T. Mittasch               Dr. Alex Maurillo         John Pappajohn
Richard G. Jung               Randolph J. Mittasch      Dr. Derace Lan Schaffer

                                  PROPOSAL 2

                         RATIFICATION OF SELECTION OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has selected Deloitte & Touche LLP to act as the independent public accountants to audit and report on the financial statements of the Company for the year ending December 31, 1996, subject to the right of the Board of Directors to replace this firm. This selection, subject to the Board's aforementioned right of replacement, is being submitted for ratification by stockholders and, to be effective, must be approved by the holders of a majority of the issued and outstanding shares of the Company's voting stock present in person or represented by proxy at the Annual Meeting (abstentions will be counted as an "against" vote and broker non-votes will be disregarded and will have no outcome on the vote).

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         On September 19, 1994, the Company, at the recommendation of its Board of Directors, replaced Geschwind, Davidson & Company ("GDC") as the Company's independent auditors and appointed Deloitte & Touche LLP as the new independent auditors. GDC's report on the financial statements of the Company for the year ended December 31, 1993 contained no adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

         During the year ended on December 31, 1993 and the subsequent interim period preceding GDC's replacement (the "Prior Period"), there were no disagreements between the Company and GDC on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure. No events of the kind described in paragraphs (A) through (D) of Section (a)(1)(v) of SEC Regulation S-K, Item 304, occurred with respect to the Company during the Prior Period.


THE BOARD RECOMMENDS APPROVAL OF THIS PROPOSAL.

                                  PROPOSAL 3

                   AMENDMENT OF CERTIFICATE OF INCORPORATION

         The Board of Directors has unanimously approved and recommends that the stockholders adopt an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 20,000,000 shares to 30,000,000 shares and to increase the total number of shares of Preferred Stock authorized from 1,000,000 shares to 2,000,000 shares (the "Amendment"). The affirmative vote of a majority of the Company's outstanding Common Stock on the record date is required for the adoption of such Amendment.

         If the Amendment is approved, the increased number of authorized shares of Common Stock and Preferred Stock will be available for issue, from time to time, for such purposes and consideration, and on such terms as the Board of Directors may approve and no further vote of the stockholders is required, except as set forth in the following paragraph. The Board of Directors believes that the limited number of authorized but unissued and unreserved shares of Common Stock and Preferred Stock unduly restricts its ability to respond to business and corporate financing opportunities. The availability of additional shares of Common Stock and Preferred Stock for issuance will afford the Company flexibility in these areas.

         Pursuant to the requirements of the Nasdaq National Market, Inc. on which the Company's Common Stock is listed, stockholder approval is required for the listing of additional shares of Common Stock and Preferred Stock under certain circumstances. These circumstances primarily include listing of additional shares (i) reserved for options granted or to be granted to officers, directors or key employees, (ii) the issuance of which would result in a Change of Control of the Company, (iii) to be issued as sole or partial consideration for an acquisition of stock or assets of another company, where an individual director, officer of substantial stockholder of the Company has a 5% or greater interest in the company to be acquired or the issuance could result in an increase in outstanding Common Stock of 20% or more, and (iv) certain other transactions involving the sale or issuance of the Company's Common Stock at a price less than the greater of book or market value.

         Although not a consideration in the Board's decision to recommend the amendment, the existence of additional authorized shares of Common Stock and Preferred Stock could have the effect of rendering more difficult or discouraging hostile takeover attempts. The Company is not aware of any existing or planned effort on the part of any party to accumulate material amounts of voting stock, or to acquire the company by means of merger, tender offer, solicitation of proxies in opposition to management or otherwise, or to change the Company's management, nor is the Company aware of any person having made any offer to acquire the voting stock or assets of the Company.

         The terms of the additional shares of Common Stock and Preferred Stock for which authorization is sought will be identical with the terms of the shares of Common Stock and Preferred Stock now authorized and outstanding, and the amendment will not affect the terms, or the rights of the holders of, those shares. The Company's Preferred Stock may have such designations, rights and preferences as may be determined from time to time by the Board of Directors. The Company's Common Stock has no cumulative voting, conversion, preemptive or subscription rights, and is not redeemable.

         A certificate authorizing the increased number of shares of Common Stock and Preferred Stock will be filed with the Secretary of State of the State of Delaware as soon as the amendment is adopted.

THE BOARD RECOMMENDS APPROVAL OF THIS PROPOSAL.

                                  PROPOSAL 4

                         APPROVAL OF PRIVATE PLACEMENT

         The Board of Directors has unanimously approved and recommends that the stockholders approve the Private Placement of up to 58 Units of the Company's securities to be sold to "accredited investors" at an offering price equal to $50,000 per Unit. Assuming that all 58 Units are sold in the private placement, the Company will receive net proceeds of approximately $2,726,000 substantially all of which will be used for working capital and general corporate purposes. Each Unit shall consist of 40,000 shares of the Company's Common Stock and 40,000 Common Stock Purchase Warrants, exercisable for an aggregate of 40,000 shares of Common Stock. In the aggregate, up to 4,640,000 shares of the Company's Common Stock may be issued in connection with the sale of 58 Units in the Private Placement if all of the Common Stock Purchase Warrants are exercised. The Company will receive net proceeds of an additional $5,800,000 if all of the Common Stock Purchase Warrants issued as part of the 58 Units are exercised. The sale of 42 Units, consummated on August 14, 1996, is not subject to stockholder approval. The Company received net proceeds of approximately $1,974,000 from the sale of the 42 Units. The Company will receive net proceeds of an additional $4,200,000 if all of the Common Stock Purchase Warrants issued as part of the 42 Units already sold are exercised. The Company believes this additional capital is necessary and prudent for the implementation of the Company's plans for the future.

         Pursuant to the requirements of the Nasdaq National Market, Inc. on which the Company's Common Stock is listed, stockholder approval is required for the sale or issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, for less than the greater of book or market value of the stock. To satisfy the requirements of the Nasdaq National Market, Inc., the sale of 58 Units must be approved by the affirmative vote of a plurality of the Common Stock of record on September 5, 1996, excluding those shares of Common Stock purchased in connection with the sale of 42 Units previously sold in the Private Placement. No approval was required for the sale of 42 Units on August 14, 1996.

         Pursuant to the terms of the Term Sheet governing the Private Placement, the sale of the Units will be conducted by Royce Investment Group, Inc. (the "Placement Agent") and the Units will be sold solely to "accredited investors" as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended. Certain of the terms and conditions contained in the Term Sheet are set forth below:

Terms of the
Offering:

          Assuming the approval of this Proposal 4, the final closing will be held within ten (10) days after the earlier to occur of (i) the sale of all the Units in the Private Placement or (ii) October 31, 1996.

          The Placement Agent and its affiliates have reserved the right to purchase Units in the Private Placement.

Placement Agent:

          The Placement Agent will receive (i) a placement fee equal to four and one half percent (4.5%) of the proceeds from the sale of the 100 Units in the Private Placement; (ii) a non-accountable expense allowance equal to one and one half percent (1.5%) of the proceeds from the sale of the 100 Units in the Private Placement; and (iii) a unit purchase option to purchase seven and one half percent (7.5%) of the 100 Units sold in the Private Placement. In addition, the Placement Agent will receive indemnification for liabilities arising out of the Private Placement and registration rights with respect to the shares of Common Stock underlying the unit purchase option.

Terms of
Warrants:

          The Warrants will be exercisable through the fifth anniversary of the Initial Closing Date to purchase one (1) share of Common Stock at a price (the "Exercise Price") of $2.50. The Exercise Price and the number of shares purchasable upon exercise thereof will be subject to anti-dilution adjustments in the event of future sales of securities by the Company below fair market value or the Exercise Price.

          At the sole discretion of the Company, commencing one year from the final closing, the Warrants may be redeemed by the Company at a redemption price of $.05 per Warrant, upon no less than thirty (30) days' prior notice, provided the closing bid price of the Common Stock exceeds $7.00 (subject to adjustment) on each of the thirty consecutive (30) trading days ending not more than 5 days prior to the notice of redemption.

Registration
Rights:

          Upon request of at least 50% of the shares of Common Stock included in the Units and shares of Common Stock underlying the Warrants offered pursuant to this private placement, purchasers in this private placement will have one demand registration right and unlimited piggyback registration rights with respect to the shares of Common Stock included in the Units and issuable upon exercise of the Warrants. Such registration rights will be exercisable between three months and six years after the final closing of this private placement.

Use of Proceeds:

          Upon completion of the Private Placement, the Company will receive net proceeds of $4,700,000 of which (i) $1,000,000 from the Initial Closing has been used to temporarily place the Company in compliance with its credit facility with The Chase Manhattan Bank, N.A. ("Chase") and (ii) the balance will be used for working capital and general corporate purposes.

          The Company will not receive any cash proceeds from the sale of the ten (10) Units issuable upon conversion of the Investor Debentures.


THE BOARD RECOMMENDS APPROVAL OF THIS PROPOSAL.

                                  PROPOSAL 5

                    APPROVAL OF THE 1996 STOCK OPTION PLAN

       The Company's Board of Directors has approved the Company's 1996
Stock Option Plan (the "1996 Plan") (attached hereto as Appendix A). The 1996 Plan provides that the Company may grant up to 500,000 options, where each option is exercisable to purchase one share of Common Stock as described below. The 1996 Plan permits the issuance thereunder of options that qualify for treatment as "incentive stock options" ("ISOs") under Section 422 ("Section 422") of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-statutory options.

         Passage of this proposal requires the approval of the holders of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting (abstentions will be counted as being present and will be deemed a vote against the proposal; broker non-votes will not be counted as present for this proposal and will not affect the outcome of the vote).

Description of the Plan

         (a) Stock Subject to Options. The 1996 Plan provides that an aggregate of 500,000 shares of Common Stock may be granted to officers, directors and certain employees of the Company or its subsidiaries, currently consisting of approximately 160 individuals, and to consultants, advisers or affiliates who are not employees of the Company or the Company's subsidiaries. Each option to be granted under the 1996 Plan will be exercisable to purchase one share of Common Stock, subject to appropriate adjustment in the event of corporate recapitalization, reorganization or similar transactions.

         (b) Administration. The 1996 Plan will be administered by a separate committee comprised of two or more non-employee members of the Company's Board of Directors. The Board of Directors reserves the right to select a separate committee to administer the 1996 Plan. The Board of Directors has the authority to determine, among other things, the persons to whom options will be granted (subject to certain eligibility requirements for grants of ISOs), whether the optionee will receive ISOs or non-statutory options, the exercise price of non-statutory options (subject to restrictions discussed below) and the time or times at which options will be granted.

         (c) Consideration. Options under the 1996 Plan can be exercised only for cash.

         (d) ISO Price. The exercise price per share of ISOs granted under the 1996 Plan cannot be less than the fair market value of the Common Stock on the date of grant, or, in the case of ISOs granted to persons holding more than ten percent of the total combined voting power of all classes of stock of the Company ("Significant Stockholder"), 110% of the fair market value of the Common Stock on the date of the grant.

         (e) Non-Statutory Option Price. Non-Statutory stock options are exercisable at a price equal to at least 90% of the fair market value of the Company's Common Stock at the date of grant, subject to the right of the Board of Directors to modify the terms of options as described below.

         (f) Allocation of Plan Benefits. The benefits under the 1996 Plan that will be received, or that would have been received for the fiscal year ended December 31, 1995 had the 1995 Plan then been in effect, by the Company's executive officers, directors, employees or other eligible participants is not determinable.

         (g) Market Value of the Securities Underlying Options. No options have been granted under the 1996 Plan. Assuming that all 500,000 options under the 1996 Plan are granted, the aggregate market value of the shares of Common Stock underlying such options as of August 15, 1996 would equal $1,062,500.

         (h) Option Duration. The 1996 Plan requires that each option shall expire on December 31, 2005. However, in the case of any ISO granted to a Significant Stockholder, such ISO shall expire on the date specified by the Board of Directors but not more than five years from its date of grant.

         (i) Exercise of Options and Payment of Stock Repurchases. Each option granted under the 1996 Plan shall be fully exercisable at the time of grant. The Company reserves the right to purchase outstanding options issued under the 1996 Plan for $0.10 per option in the event of the consummation of certain mergers or consolidations involving the Company or the sale of 50% or more of the Company's assets.

         (j) Non-Assignability of Options. No assignments or transfers of options are permitted without the Company's prior consent. No ISO optionee can assign or transfer any shares of Common Stock issued thereunder until the expiration of both (i) two years after the date of grant of the ISO and (ii) one year after the optionee acquires such shares.

         (k) Early Termination of Options. Ninety days after an individual's employment or affiliation with the Company terminates, any options under the 1996 Plan granted to such individual will terminate.

         (l) Amendment, Suspension and Termination of the Plan. The Board of Directors may amend the 1996 Plan in any respect at any time, except that if any amendment shall adversely affect any optionee or require stockholder vote, such amendment must be consented to in writing by such optionee or approved by the Company's stockholders, as the case may be.

         (m) Modification of Options. The Board of Directors may either modify the terms of any options after they are granted or terminate and re-issue any options.

         (n) Registration of the Plan. The Company intends to register the options and the shares of Common Stock underlying the options under the Securities Act of 1933, as amended, as soon as practical after the Annual Meeting.

Federal Income Tax Consequences

         (a) Incentive Stock Options. The following general rules are applicable for Federal Income Tax purposes under existing law to employees who receive ISOs under the 1996 Plan.

                  1. No taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him upon exercise of the ISO except as provided in applicable sections of the Internal Revenue Code of 1986, as amended, dealing with alternative minimum taxable income.

                  2. No tax deduction is allowed to the Company upon either grant or exercise of an ISO.

                  3. If shares acquired upon exercise of an ISO are not disposed of prior to the later of (i) two years following the date the option was granted or (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of the option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will be treated as capital gain or loss to the optionee.

                  4. If shares acquired upon exercise of an ISO are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the option over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

                  5. In any year that an optionee recognizes compensation income on a disqualifying disposition of stock by exercising an ISO, the Company will generally be entitled to a corresponding deduction for income tax purposes (this generally does not apply to capital gains received by the optionee).

                  6. The aggregate fair market value of Common Stock that can be acquired for the first time in a year by an optionee exercising an ISO cannot exceed $100,000, and otherwise, such options will not be treated as ISOs. The aggregate fair market value of Common Stock for which an ISO is exercisable is determined at the time of the option's grant.

         (b) Non-Statutory Stock Options. A non-statutory stock option granted under the 1996 Plan is taxed in accordance with Section 83 of the Code and the regulations issued thereunder. The following general rules are applicable to holders of such options and to the Company for Federal income tax purposes under existing law, based upon the assumptions that (i) the options do not have a readily ascertainable fair market value at the date of grant, and (ii) the Common Stock acquired by exercising the non-qualified stock option is either transferable or not subject to a substantial risk of forfeiture (as defined in Regulations under Section 83 of the Code):

                  1. The optionee does not realize any taxable income upon the grant of an option, and the Company is not allowed a business expense deduction by reason of such grant.

                  2. The optionee will recognize ordinary compensation income at the time of exercise of the option or at the time of the transfer of the option prior to exercise in an amount equal to the excess, if any, of the fair market value of the share of Common Stock on the date of exercise over the exercise price.

                  3. Except as provided in paragraph (b)(2) above, when the optionee sells the shares of Common Stock issued upon exercise of options, he will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of such shares and this basis in such shares (i.e., the exercise price plus the amount deemed received by the optionee as compensation income). If the optionee holds the shares for longer than the statutory holding period, this gain or loss will be a long-term capital gain or loss.

                  4. In general, the Company will be entitled to a tax deduction in the year in which compensation income is recognized by the optionee (this generally does not apply to capital gains received by the optionee).

         (c) ERISA. The 1996 Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974 and the provisions of Section 401(e) of the Code are not applicable to the 1996 Plan.


THE BOARD RECOMMENDS APPROVAL OF THIS PROPOSAL.

                            ADDITIONAL INFORMATION

Change in Management

         On August 19, 1996, Richard G. Jung became the Company's President and Chief Executive Officer. On that date Ann T. Mittasch, the Company's previous President and Chief Executive Officer, became Chairman of the Board of Directors of the Company.

Change in Board of Directors

         Pursuant to the Agency Agreement with the Placement Agent (the "Agency Agreement"), the Company has agreed that the Company will, for a period of three years following the Initial Closing, at the Placement Agent's option, nominate two designees of the Placement Agent and at Equity Dynamic, Inc.'s option, two designees of Equity Dynamics,Inc., to the Company's Board of Directors. Mr. John Pappajohn and Mr. Richard G. Jung were nominated at the request of Equity Dynamics, Inc.

Write-Down of Goodwill and Accounts Receivable

In June 1996, the Company recorded a non-case charge of $8,842,000. This charge consisted of three components:

         o As a result of the Company's decision to decentralize its billing and collection functions, the Company has reevaluated its accounts receivable and has identified certain accounts that will be given to outside collection agencies for follow-up. As a result, the reserve of doubtful accounts was increased by $4,500,000 along with a direct write-off of $800,000 of bad debts.

         o During the second quarter of 1996, the Company moved its home medical equipment central office from Pennsylvania to Texas. As part of this move, the Company evaluated certain inventory and equipment on hand and decided to sell or otherwise dispose of all slow moving items. The net result was that the Company established a reserve for obsolete inventory and equipment of $559,000.

         o The Company examined its goodwill, intangibles and certain other assets and wrote- off $2,970,000. This write-off was primarily related to the goodwill from its acquisition of businesses in 1992 and 1994 in Los Angeles, California and Atlanta, Georgia, respectively. The Company believes the patient base related to these acquisitions are no longer contributing to these offices and since neither office is currently profitable, the related goodwill has been written off.


                             STOCKHOLDER PROPOSALS

         Proposals by stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of the Company must be received by the Company or its principal executive officers no later than May 9, 1997. The Company will only include proposals by stockholders who meet the eligibility requirements described in Rule 14a-8 (a) (1) under the Securities Exchange Act of 1934, as amended.

                             COST OF SOLICITATION

         The cost of soliciting proxies on the accompanying proxy form will be borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. The Company will reimburse them for their reasonable expenses in so doing. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone and by telegram from stockholders if proxies are not received promptly.

                                    GENERAL

         The Board of Directors knows of no business that will be presented for action at the Annual Meeting in addition to the matters specified in the accompanying Notice of the Annual Meeting. If other matters do come before the Annual Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising at the Annual Meeting the authority conferred by the proxy.

         It is important that proxies be returned promptly. Therefore, stockholders are requested to complete, sign and date the accompanying proxies and to return them promptly in the enclosed envelope.

New York, New York                       By order of the Board of Directors
September 6, 1996


                                         Randolph J. Mittasch
                                         Secretary and Treasurer

                                                                     APPENDIX A

                             THE CARE GROUP, INC.

                                     1996

                               STOCK OPTION PLAN


                                   SECTION I

                              NATURE AND PURPOSE

                  This Plan shall be known as "The Care Group, Inc. 1996 Stock Option Plan." This Plan permits the grant of both (i) options intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), and (ii) nonstatutory restricted stock options ("ROs"). This Plan is designed to encourage certain highly talented officers, directors, employees and consultants of The Care Group, Inc. (the "Company") and its subsidiaries to help build the Company and its subsidiaries into a strong, profitable and growing business. This Plan is in addition to the Company's 1990 Stock Option Plan, 1991 Stock Option Plan, 1993 Stock Option Plan and 1995 Stock Option Plan.

                                  SECTION II

                               GRANT OF OPTIONS

                  1. Grant of Options. The Board of Directors of the Company is empowered from time to time to grant (i) ISOs to one or more officers or key employees of the Company or any of its subsidiaries and (ii) ROs to one or more of the officers, directors, employees, consultants, advisers or affiliates of the Company or any of its subsidiaries (ISOs and ROs are hereinafter collectively referred to as "Company Options" and, individually, as a "Company Option"). A total of five hundred thousand

(500,000) Company Options may be granted under this Plan. Each Company Option shall be expressly designated as an ISO or RO.

                  2.  Exercise of Company Options.
                      (a)      Each Company Option is exercisable for one
(1) share of Common Stock, par value $.001 per share, of the Company (the "Common Stock"), subject to adjustment as provided below (the share of Common Stock subject to each Company Option is sometimes hereinafter referred to as a "Company Option Share," and all such shares are hereinafter sometimes collectively referred to as the "Company Option Shares"; the share of Common Stock subject to an ISO is sometimes hereinafter referred to as an "ISO Share," and all such shares are sometimes hereinafter referred to as the "ISO Shares"; the share of Common Stock subject to an RO is sometimes hereinafter referred to as an "RO Share," and all such shares are sometimes hereinafter referred to as the "RO Shares").

                           (b)      Subject to Paragraph 4 of this Section II,
each Company Option (other than an ISO granted to a "Significant Stockholder" (hereinafter defined)) may be exercised by an optionee upon ten days prior written notice to the Company at any time during the period commencing upon the date of grant of such option and expiring on December 31, 2005. At 11:59 p.m. on December 31, 2005, each Company Option (other than an ISO granted to a Significant Stockholder) will expire. Each ISO granted to a Significant Stockholder at the date of grant will expire 5 years after date of grant. Each Company Option shall be nontransferable by the optionee to whom it is granted and, except as provided in Subparagraph 4(c) of this Section 11, shall be exercisable only by such optionee.
                  3.  Purchase Price of Company Options.
                      (a) The purchase price of each RO Share shall be at least ninety percent of the per share fair market value of the Common Stock on the date of grant (as determined pursuant to paragraph 3(c)).

                      (b) The purchase price of each ISO Share shall be the fair market value per share of Common Stock on the date of grant (as determined pursuant to paragraph 3(c)). In the case of an ISO to be granted to a person owning stock possessing more than ten percent of the total combined voting power of all classes of the stock of the Company and all of its subsidiaries (a "Significant Stockholder"), the purchase price of the ISO share subject to such option shall be 110% of the fair market value of the Common Stock on the date of grant (as determined pursuant to paragraph 3(c)). In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and all its subsidiaries) exceed $ 1,000,000.

                      (c) For the purpose of this paragraph 3(b), the "fair market value" of the Common Stock "on the date of grant" shall be determined as of the last business day for which the prices or quotes of the Common Stock are available prior to such date of grant and shall mean (i) the closing bid price (or average of bid prices) last quoted (on the date) by an established quotation service for over-the-counter securities, if the Common Stock is reported on neither the NASDAQ National Market System ("NMS") nor a national securities exchange; or (i) the last reported sale price (on the date) of the Common Stock on the NMS, if the Common Stock is then traded on the NMS but not on a national securities exchange; or (iii) the average (on the date) of the high and low, prices of the Common Stock on the principal national securities exchange, if the Common Stock is traded on a national securities exchange. However, if the Common Stock is not publicly traded at the time a Company Option is granted under this Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Company's Board of Directors after taking into consideration all factors which the Board of Directors deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

                  4.    Early Expiration of Options.
                        (a) If an optionee ceases to be employed or affiliated with the Company such that he is no longer an officer, director, employee, adviser, consultant or affiliate thereof prior to expiration of his Company Options other than by Disability (hereinafter defined), death or for Cause (hereinafter defined), his Company Options, if then exercisable, may be exercised by the optionee only within three months after the date that his employment or affiliation with the Company ceases (but in no event may his Company Options be exercised beyond December 31, 2005); provided, however, that if the optionee dies within such three-month period the provisions of subparagraph (c) of this paragraph 4 shall govern. A leave of absence for less than 90 days or where the optionee's return to employment is guaranteed by contract or statute is not deemed a termination of employment.

                           (b)      If an optionee ceases to be employed or
affiliated with the Company such that he is no longer an officer, director, employee, adviser, consultant or affiliate thereof prior to the expiration of his Company Options by Disability, his Company Options, if then exercisable, may be exercised by the optionee only within one year after the date of such Disability (but in no event later than December 31, 2005), provided, however, that if the optionee dies within such one year period the provisions of subparagraph (c) of this paragraph 4 shall govern.

                           (c)      In the event of the death of an optionee
prior to the expiration of his Company Options, his Company Options, if then exercisable, may be exercised by his estate, personal representative or beneficiaries who has acquired the Company Option by will or by the laws of descent or distribution at any time prior to one year following the optionee's death but no later than December 31, 2005.

                           (d)      If an optionee ceases to be either an
officer, director or employee of the Company for Cause prior to expiration of his Company Options, then each of his then outstanding Company Options shall, upon his so ceasing to be an officer, director or employee, thereupon expire and be cancelled in full.

                           (e)      As used in this paragraph 5, the following
terms shall have the following meanings:

                            (i) "Cause": The grossly negligent or otherwise unsatisfactory performance of the optionee's duties to the Company as an officer, director or employee thereof, or the optionee's willfully engaging in either misconduct materially injurious to, or fraudulent conduct involving, the Company.

                           (ii) "Disability": The inability of the optionee, due to total and permanent physical or mental incapacity, to be able to perform substantially all of the duties and activities to be performed by such optionee as an officer, director, employee, consultant or agent of the Company or any of its subsidiaries performed during the six months prior to such incapacity or illness.

                  5. Buy-Out. If at any time prior to expiration of the Company Options the Company approves (i) a definitive agreement to merge or consolidate the Company with or into another corporation or other business entity whereby the holders of all of the issued and outstanding shares of Common Stock immediately prior to the merger or consolidation will, immediately after the merger or consolidation, hold no more than 60% of the aggregate value of the capital stock of the surviving entity or (ii) the sale of at least 50% of the assets, of the Company based on fair value, then the Company may, within seven days after the Company so approves such definitive agreement or asset sale, purchase any or all of the then outstanding Company Options with respect to which the optionees shall not have then exercised (whether or not notice of exercise of any such Company Options shall then have been delivered pursuant to subparagraph 2(b)) at a per option price equal to $.10; provided, however, that (i) if the Company shall purchase less than all then outstanding Company Options, the Company shall purchase Company Options from each optionee on a prorated basis in accordance with the number of Company Options held by each such optionee as such number bears to the total number of then issued and outstanding Company Options, and (ii) the Company shall not have the right under this paragraph to purchase any outstanding ISOs to the extent that the right to effect such purchases will disqualify the ISOs granted hereunder as "incentive stock options" under
Section 422A of the Code.

                  6.       Reclassification, Reorganization or Merger.
                           (a)      Subject to the Company's rights under
Section II.5, in case of any reclassification, capital reorganization or other change of outstanding shares of the Common Stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into any corporation or a merger of another corporation with and into the Company or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Company (any of the foregoing transactions hereinafter being referred to as an "Extraordinary Transaction"), the Company shall cause effective provision to be made so that each optionee shall have the right thereafter, upon exercising his Company Options, to receive the kind and amount of shares of stock and other securities and property receivable upon such Extraordinary Transaction as if such optionee had exercised his Company Options immediately prior to such Extraordinary Transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Plan. The foregoing provisions of this paragraph shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                           (b)  Notwithstanding the foregoing, any adjustment
made pursuant to paragraph 6(a) with respect to ISOs shall only be made after the Board of Directors, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Company's Board of Directors determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                                  SECTION III
                             PROVISIONS GOVERNING

                               THE GRANT OF ISOs

                  Notwithstanding anything to the contrary contained herein, each ISO and each ISO Share subject thereto shall be subject to the following terms and conditions:

                  1. No ISO optionee can transfer, sell, pledge, hypothecate, gift or otherwise dispose of an ISO Share until the expiration of both (i) two years after the date of grant of the ISO pursuant to which such ISO Share was issued, and (ii) one year after the optionee acquires the ISO Share. Provided, however, that the foregoing sentence does not apply to ISOs that are exercised after the death of the ISO optionee.

                  2. A Company Option shall be treated as an ISO only if the optionee, at all times during the period beginning on the date of the granting of the option and ending on the day 3 months before the date of exercise of the option, was an employee of either the Company, a subsidiary or parent of the Company, or a company (or a parent or subsidiary of such company) issuing or assuming such Company Option.

                  3. The Company's Board of Directors, at the written request of any ISO optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs that have not been exercised on the date of conversion into ROs at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a subsidiary thereof at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Company's Board of Directors (with the consent of the optionee) may impose such conditions on the exercise of the resulting ROs as the Company's Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any ISO optionee the right to have such option's ISO converted into ROs, and no such conversion shall occur until and unless the Board of Directors take appropriate action. The Company's Board of Directors, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

                  4. In order for the Company to issue any ISOs, this Plan must receive the approval of the holders of a majority of the Company's Common Stock.

                                  SECTION IV
                             ERISA; CERTIFICATES:

                   AMENDMENT OF PLAN; RESERVATION OF SHARES

                  1. ERISA and Federal Income Taxes. This Plan is not subject to the Employee Retirement Income Security Act of 1974, nor is this Plan and Agreement qualified under Section 401(a) or the Internal Revenue Code of 1954, as amended.

                  2. Certificates. The Company Options granted hereunder will be represented by certificates. Upon the exercise of any Company Option the optionee will submit the certificate representing such option to the Company at its principal executive offices, and if the exercise is for a portion of such optionee's Company Options, a new certificate will be issued to the optionee by the Company representing the remainder of such optionee's unexercised Company Options.

                  3. Amendment to the Plan. It is understood that the Board of Directors of the Company may from time to time amend this Plan except that if any such amendment shall adversely affect any optionee under this Plan or require stockholder vote, such amendment must be consented to in writing by such optionee or approved by the Company's stockholders, as the case may be. Provided, however, that the Company may, without receiving the written consent of any optionee, amend this Plan to permit any or all transactions to be effectuated under this Plan to be exempt from the operation of Section 16(b) of the Securities Exchange

Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 under the Exchange Act or any successor law, rule or regulation thereof. The Board of Directors may either modify any of the terms of any or all of the Company Options after they are granted or terminated and reissue any or all Company Options that may be outstanding from time to time. The Board of Directors may in its discretion assign and delegate all responsibilities for administering this Plan and granting Company Options to a compensation committee comprised of two or more non-employee members of the Board of Directors, and such assignment and delegation shall not require the consent of any optionee. Nothing in this Plan shall in any way limit or restrict the Company's right or ability to establish any other compensation, incentive, pension, stock option or similar plans or programs or to issue shares of the Company's securities to any person or entity for any reason whatsoever.

                  4. Reservation of Shares. The Company agrees that at all times there shall be reserved for issuance upon exercise of the Company Options granted hereby a sufficient number of shares of Common Stock and/or other securities as shall be required for such issuance.

                                   SECTION V

                       ASSIGNMENTS; INVESTMENT INTENTION

                  1. Assignment and Successors and Assigns. The terms of this Plan shall bind and inure to the benefit of the respective heirs, appointees, assigns, executors, administrators and successors of the respective parties hereto but shall not be assignable by any optionee without the Company's affirmative consent, except as otherwise expressly provided in any other section of this Plan.

                  2. Investment Intention. Each optionee hereby represents, warrants, covenants and agrees that he is acquiring the Company Options hereunder, and that upon exercise of such options he will be purchasing the Company Option Shares, for investment and not with intention of distribution or resale and that the Company Options and Company Option Shares may not be offered or sold except in compliance with the provisions of the Securities Act of 1933, as amended
                                  SECTION VI

                                 MISCELLANEOUS


                  1.       Notices.
                           (a)      Any notice which any party hereto may be
required or permitted to give shall be in writing, or may be delivered personally or by mail, postage prepaid, or telegram, telecopy or telex, addressed as follows: to the Company, at 1 Hollow Lane, Lake Success, New York 11042, or at such other address as the Company, by written notice to the optionee, may designate from time to time; to each optionee, at the last address contained in the Company's records for the optionee or at such other address as the optionee, by written notice to The Company, may designate from time to time.

                  2. No Implied Right of Employment. The selection of an optionee for participation in this Plan shall not ipso facto give the optionee any rights to serve as a director, officer or employee of the Company or any subsidiary,.

                  3. No Contingent Voting Rights. An optionee shall have no voting or other rights with respect to any Company Option Shares until certificates representing such Company Option Shares shall actually have been delivered to him following his exercise of the corresponding Company Options.

                  4. Other Benefits. The benefits provided for the optionees under this Plan and Agreement shall be in addition to and shall in no way preclude other benefits or forms of compensation from the Company to the optionees.

                  5. Governing Law. This Plan shall be construed in accordance with the substantive laws of the State of New York without regard to its conflict of law doctrine.

                  6. Consolidation Clause; Survival. This Plan contains the entire understanding of the parties with respect to its subject matter. All representations, warranties, covenants and agreements made herein shall survive the execution of this Plan.

                  7. Effective Date of Plan. This Plan was approved by the Company's Board of Directors as of August 23, 1996.

                                                             Appendix B


                          (Form of Proxy)
                        THE CARE GROUP, INC.
      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 5, 1996 (THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY)

The undersigned stockholder of The Care Group, Inc. hereby appoints Richard
H. Jung and Ann T. Mittasch and each of them, with full power of substitution, proxies to vote the shares of stock which the undersigned could vote if personally present at the Annual Meeting of Stockholders of The Care Group, Inc. to be held at the InterContinental Hotel, 111 East 48th Street, New York, New York 10017 on October 4, 1996 at 10:00 A.M. (eastern daylight savings time), or any adjournment thereof.

1. ELECTION OF DIRECTORS (for terms as described in the Proxy Statement)

   [ ] FOR all nominees below           [ ] WITHHOLD AUTHORITY
   (except as marked to the contrary)   to vote for all nominees below

   John Pappajohn and Pat H. Celli

   INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

- -----------------------------------------------------------------------------

2. RATIFICATION OF ACCOUNTANTS

   [ ] FOR               [ ] AGAINST            [ ] ABSTAIN WITH RESPECT TO

   proposal to ratify the selection of Deloitte & Touche LLP, independent public accountants, as auditors of the Company as described in the Proxy Statement.

3. AMENDMENT OF CERTIFICATE OF INCORPORATION

   [ ] FOR                [ ] AGAINST           [ ] ABSTAIN WITH RESPECT TO

   proposal to approve an amendment to the Company's Certificate of Incorporation to increase the total number of authorized shares of Common Stock and Preferred Stock as described in the Proxy Statement.


4. APPROVAL OF PRIVATE PLACEMENT

    [ ] FOR              [ ] AGAINST            [ ] ABSTAIN WITH RESPECT TO

   proposal to approve the private placement of 58 Units of the Company's securities pursuant to the terms described in the Proxy Statement.

5. 1996 STOCK OPTION PLAN

   [ ] FOR               [ ] AGAINST             [ ] ABSTAIN WITH RESPECT TO

   proposal to approve the Company's 1996 Stock Option Plan as described in the proxy statement.

   UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY MANAGEMENT AS DIRECTORS AND FOR PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.






   Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.

                                    -----------------------------------------


                                    -----------------------------------------
                                           Signature(s) of Stockholder

Date:
     ----------------------